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                                                                   EXHIBIT 10.12

                                    FORM OF
                         BOSTON SCIENTIFIC CORPORATION
                         401(k) RETIREMENT SAVINGS PLAN

                                SECOND AMENDMENT

         Pursuant to Section 10.1 of the Boston Scientific Corporation 401(k) Retirement Savings Plan as amended and restated effective January 1, 2001 (the "Plan"), and as further amended by the First Amendment thereto, Boston Scientific Corporation hereby amends the Plan as follows:

         1. Section 3.1 is amended by adding the following sentence to the end thereof: "The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up Elective Contributions."

         2. Section 3.3 is amended, effective January 1, 2004, by deleting such
Section in its entirety and substituting the following therefor:

         "3.3     MATCHING CONTRIBUTIONS.

                  (a) On a bi-weekly basis, each Participating Employer will make a Matching Contribution to the Trust for the benefit of each Participant on whose behalf it made Elective Contributions for the period. The amount of Matching Contribution made by a Participating Employer for the period shall be equal to (i) 200% of the Elective Contributions made on behalf of the Participant for the period which do not exceed 1% of the Participant's Compensation for the period, plus
         (ii) 100% of the Elective Contributions made on behalf of the Participant for the period which exceed 1% but do not exceed 2% of the Participant's Compensation for the period, plus (iii) 50% of the Elective Contributions made on behalf of the Participant for the period which exceed 2% but do not exceed 4% of the Participant's Compensation for the period. For purposes of this Section 3.3, catch-up Elective Contributions described in Section 3.1 shall not be taken into account.

                  (b) If (i) a Participant is an Eligible Employee on the last day of the Plan Year, and (ii) the aggregate Matching Contributions made by his or her Participating Employer under paragraph (a) above to the Trust for the benefit of such Participant with respect to such Plan Year are less than the lesser of (1) 200% of the Participant's Elective Contributions for such Plan Year which do not exceed 1% of the Participant's Compensation for such Plan Year plus 100% of the Participant's Elective Contributions for such Plan Year which exceed 1% but do not exceed 2% of the Participant's Compensation for such Plan Year plus 50% of the Participant's Elective Contributions for such Plan Year which exceed 2% but do not exceed 4% of the Participant's Compensation for such Plan Year; or (2) 4% of such Participant's Compensation for such Plan Year, then the Participating Employer shall make a further contribution to the Trust, for the benefit of such Participant, to be credited to his or her Matching Contribution Account, such that the aggregate Matching Contributions made by the Participating Employer for the benefit of such Participant for the Plan Year under this Section shall equal the lesser of the amounts set forth in clauses (1) and (2) above."

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         3. Article 8 is amended, effective January 1, 2003, by adding a new
Section 8.9, which Section reads in its entirety as follows:

         "8.9     MINIMUM DISTRIBUTION REQUIREMENTS. This Section 8.9 will apply for purposes of determining required minimum distributions for calendar years beginning on or after January 1, 2003, and takes precedence over any other provisions of the Plan to the contrary.

                  (a) Time and Manner of Distribution.

                           (1) Required Beginning Date. The payment of benefits
                  to the Participant will commence no later than the Participant's Required Beginning Date.

                           (2) Death of Participant Before Distributions Begin.
                  If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                                    (A) If the Participant's surviving spouse is
                           the Participant's sole designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                                    (B) If the Participant's surviving spouse is
                           not the Participant's sole designated Beneficiary, then distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                                    (C) If there is no designated Beneficiary as
                           of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                                    (D) If the Participant's surviving spouse is
                           the Participant's sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 8.9(a)(2), other than Section 8.9(a)(2)(A), will apply as if the surviving spouse were the Participant.

                  For purposes of this Section 8.9(a)(2) and Section 8.9(c), unless Section 8.9(a)(2)(D) applies, distributions are considered to begin on the Participant's Required Beginning Date. If Section 8.9(a)(2)(D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 8.9(a)(2)(A). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under

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                  Section 8.9(a)(2)(A), the date distributions are considered to begin is the date distributions actually commence.

                           (3) Forms of Distribution. Unless the Participant's
                  interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with Sections 8.9(b) and (c). If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section 401(a)(9) of the Code and the Treasury regulations.

                  (b) Required Minimum Distributions During a Participant's Lifetime.

                           (1) Amount of Required Minimum Distribution For Each
                  Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

                                    (A) the quotient obtained by dividing the
                           Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

                                    (B) if the Participant's sole designated
                           Beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

                           (2) Lifetime Required Minimum Distributions Continue
                  Through Year of Participant's Death. Required minimum distributions will be determined under this Section 8.9(b) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

                  (c) Required Minimum Distributions After Participant's Death.

                           (1) Death On or After Date Distributions Begin.

                                    (A) Participant Survived by Designated
                           Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated Beneficiary, determined as follows:

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                                            (i) The Participant's remaining life
                                    expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                                            (ii) If the Participant's surviving
                                    spouse is the Participant's sole designated
                                    Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                                            (iii) If the Participant's surviving
                                    spouse is not the Participant's sole
                                    designated Beneficiary, the designated
                                    Beneficiary's remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

                                    (B) No Designated Beneficiary. If the
                           Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                           (2) Death Before Date Distributions Begin.

                                    (A) Participant Survived by Designated
                           Beneficiary. If the Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated Beneficiary, determined as provided in Section 8.9(c)(1).

                                    (B) No Designated Beneficiary. If the
                           Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

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                                    (C) Death of Surviving Spouse Before
                           Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 8.9(a)(2)(A), this Section 8.9(c)(2) will apply as if the surviving spouse were the Participant.

                  (d) Requirements of Treasury Regulations Incorporated. All distributions required under this Section 8.9 will be determined and made in accordance with the Treasury regulations under section 401(a)(9) of the Code.

                  (e) Definitions: For purposes of this Section 8.9, the following definitions shall apply:

                           (1) Designated Beneficiary. The individual who is
                  designated as the Beneficiary under Section 14.3 of the Plan and is the designated Beneficiary under section 401(a)(9) of the Code and section 1.401(a)(9)-4 of the Treasury regulations.

                           (2) Distribution calendar year. A calendar year for
                  which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 8.9(a)(2). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

                           (3) Life Expectancy. Life expectancy as computed by
                  use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

                           (4) Participant's account balance. The account
                  balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

                           (5) Required Beginning Date. The date specified in
                  Section 14.34 of the Plan."

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         4. Section 11.3(a) is amended, effective January 1, 2003, by deleting the first sentence thereof and by substituting the following therefore:

                  "(a) In general. The maximum amount of Elective Contributions made on behalf of any Participant for any calendar year, when added to the amount of elective deferrals under all other plans, contracts and arrangements of an Affiliated Employer with respect to the Participant for the calendar year, shall in no event exceed the maximum applicable limit in effect for the calendar year under Code section 402(g)(1), provided, however, that catch-up Elective Contributions described in
         Section 3.1 shall not be taken into account for purposes of compliance with Code section 402(g)(1)."

         5. Section 14.8 is amended, effective January 1, 2004, by deleting such
Section in its entirety and substituting the following therefor:

         "14.8    'COMPENSATION' means,

                  (a) for purposes of determining the Code section 415 limits, the amount of any minimum contribution under the special top-heavy provisions, and determining the status of an individual as a 'highly compensated employee' or a 'key employee', the Participant's wages as defined in Code section 3401(a) for purposes of income tax withholding at the source, but (i) determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, and (ii) increased by any such amounts that would have been received by the individual from the Employer but for an election under Code section 125, 132(f)(4), 401(k), 402(h) or 403(b);

                  (b) for purposes of the limits under Sections 11.4 and 11.5, 'compensation' as defined under Code section 414(s) and the Treasury regulations thereunder; and

                  (c) for all other purposes under the Plan, the same as in (a) above, reduced by all of the following items (even if includable in gross income): cost-of-living adjustments, reimbursements or other expense allowances, pay in lieu of vacation upon termination of employment, bonuses, deferred compensation, payments under the Supplemental Severance Plan, amounts received upon the exercise of options to purchase Company Stock, and moving expenses, provided however that any elective contributions made by the Participating Employer that are not includible in gross income by reason of Code section 125 or 402(e)(3) shall in all cases be includible as "Compensation" for purposes of this paragraph (c). Notwithstanding the foregoing, for purposes of allocating Discretionary Contributions for a Plan Year, commissions paid to any field sales commissioned Employee who is a Highly Compensated Employee for such Plan Year shall be taken into consideration only to the extent of the lesser of (i) fifty percent of the amount of the commissions so paid, or (ii) the amount, not in excess of the commissions so paid, which when added to all other amounts paid such Employee and qualifying as Compensation results in an aggregate amount of Compensation of $90,000 or less.

                  (d) Compensation shall include only that compensation which is actually paid to the Participant during the applicable Plan Year. For all purposes under the Plan,

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         Compensation for any individual will be limited for any Plan Year as provided under Code section 401(a)(17) (which for the 2003 Plan Year is $200,000 and for the 2004 Plan Year is $205,000). If the period for determining Compensation used in calculating a Participant's allocation for a determination period is shorter than 12 months, the annual Compensation limit shall be an amount equal to the otherwise applicable limit multiplied by a fraction, the numerator of which is the number of months in the period, and the denominator of which is 12."

                                    * * * * *

         IN WITNESS WHEREOF, Boston Scientific Corporation has caused this amendment to be executed in its name and on its behalf this _____ day of December, 2003.

                                                   BOSTON SCIENTIFIC CORPORATION

                                                   By: _________________________

                                                   Title: ______________________

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